UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 15, 2007

ROYAL CARIBBEAN CRUISES LTD.

(Exact Name of Registrant as Specified in Charter)

Republic of Liberia

(State or Other Jurisdiction of Incorporation)
1-11884	98-0081645

(Commission File Number)	(IRS Employer Identification No.)
1050 Caribbean Way, Miami, Florida	33132

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 305-539-6000
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Blair H. Gould, the principal accounting officer of Royal Caribbean Cruises Ltd. (the “Company”), has announced that he will retire from the Company on March 31, 2008. Henry J. Pujol, who was recently promoted from Vice President, Assistant Controller to Vice President, Corporate Controller, is expected to assume the role of principal accounting officer following Mr. Gould’s retirement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date:	June 15 , 2007	By:	/s/ BRIAN J. RICE

			Name:	Brian J. Rice
			Title:	Executive Vice President and Chief Financial Officer